                        PRUDENTIAL DIVERSIFIED FUNDS(SM)

                      Statement of Additional Information
                                October 5, 1998

     Prudential Diversified Funds(SM) (the "Trust") is an open-end, management investment company currently composed of three separate investment portfolios (the "Funds") professionally managed by Prudential Investments Fund Management LLC ("PIFM" or the "Manager"). Each Fund benefits from discretionary advisory services provided by several highly regarded sub-advisers (each, an "Adviser," collectively, the "Advisers") identified, retained, supervised and compensated by the Manager. The Trust consists of the following three Funds:

     - Prudential Diversified Conservative Growth Fund (the "Conservative Growth Fund")
     - Prudential Diversified Moderate Growth Fund (the "Moderate Growth Fund")
     - Prudential Diversified High Growth Fund (the "High Growth Fund")

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October 5, 1998, a copy of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS

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                                                                      CROSS-REFERENCE
                                                                        TO PAGE IN
                                                              PAGE      PROSPECTUS
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
Investment Policies.........................................  B-2           11
Additional Investment Information...........................  B-2           21
Investment Restrictions.....................................  B-20          36
Trustees and Officers.......................................  B-21          36
Manager and Advisers........................................  B-23          36
Distributor.................................................  B-25          41
Portfolio Transactions and Brokerage........................  B-26          42
Purchase and Redemption of Shares...........................  B-28          43
Shareholder Investment Account..............................  B-31          43
Net Asset Value.............................................  B-36          43
Taxes, Dividends and Distributions..........................  B-37          60
Performance Information.....................................  B-39          62
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants...................................  B-39          63
Report of Independent Accountants...........................  B-41
Financial Statements........................................  B-42          --
Appendix I -- Description of Security Ratings...............  I-1
Appendix II -- Historical Performance Data..................  II-1
Appendix III -- General Investment Information..............  III-1
Appendix IV -- Information Relating to Prudential...........  IV-1
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MF186B

                              INVESTMENT POLICIES

                       ADDITIONAL INVESTMENT INFORMATION

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Fund may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC Certificates. See "Mortgage-Backed Securities" below. Mortgages backing the securities which may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     SPECIAL CONSIDERATIONS. Fixed-income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of a Fund.

     At a time when a Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks -- Options Transactions and Related Risks."

MORTGAGE-BACKED SECURITIES

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Funds evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first
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

lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission (the "Commission") interpretation, a Fund's investments in certain qualifying collateralized mortgage obligations ("CMOs"), including CMOs that have elected to be treated as real estate mortgage investment conduits ("REMICs"), are not subject to the Investment Company Act's limitation on acquiring interests in other Investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities,
(b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

     CUSTODIAL RECEIPTS. Each Fund may purchase obligations issued or guaranteed as to principal and interest by the U.S. Government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund will not invest more than 5% of its net assets in such custodial receipts.

     LOAN PARTICIPATIONS. Each of the Conservative Growth and Moderate Growth Funds may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks ("co-lenders"), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Funds believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when a Fund is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

     COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

ADDITIONAL RISKS

     OPTIONS TRANSACTIONS AND RELATED RISKS

     The Funds may each purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers ("OTC Options").

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Trustees will approve a list of dealers with which the Funds may engage in OTC options.

     When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

     OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Fund may write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each Fund may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDICES. Each Fund may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDICES. A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

     Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

     Each Fund may each enter into futures contracts. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

     A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's securities holdings may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Funds may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Fund's assets which can be segregated.

     A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Fund may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, a Fund may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Fund. There is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") the Fund is exempt from registration as a commodity pool operator.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Fund maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Fund's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Other Investments and Policies--Risk Factors and Special Considerations of Investing in Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Funds may each enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's securities holdings denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency. However, the Funds believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Funds will each write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, each Fund may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Fund will not purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of its total assets.

     Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Trustees. Each Adviser will monitor the creditworthiness of such parties, under the general supervision of the Manager and the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund, and are at all times secured by cash or cash equivalents, which are segregated pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund's Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The creditworthiness of firms to which a Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in such loaned securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate with a Fund's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's net asset value. The Manager and the Advisers do not believe that a Fund's net asset value or income will be adversely affected by a Fund's purchase of securities on such basis.

INTEREST RATE SWAP TRANSACTIONS

     The Conservative Growth and Moderate Growth Funds may each enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

     A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

     Each Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Certain restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SEGREGATED ASSETS

     When a Fund is required to segregate assets in connection with certain portfolio transactions (e.g., futures, forward contracts, reverse repurchase agreements and dollar rolls), it will designate cash or liquid assets as segregated with the Trust's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. The term "majority of the outstanding voting securities" of either the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of
(i) 67% or more of the shares of the Trust or such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

     A Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

     7. Make investments for the purpose of exercising control or management.

     8. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Fund's total assets. For purposes of this limitation on securities lending, the value of a Fund's total assets includes the collateral received in the transactions.

     9. Purchase more than 10% of all outstanding voting securities of any one issuer.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that any Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                             TRUSTEES AND OFFICERS

                              POSITION WITH                  PRINCIPAL OCCUPATIONS
      NAME AND AGE(1)           THE TRUST                   DURING PAST FIVE YEARS
      ---------------         -------------                 ----------------------
Eugene C. Dorsey (71)         Trustee         Retired President, Chief Executive Officer and
                                                Trustee of the Gannett Foundation (now Freedom
                                                Forum); former Publisher of four Gannett
                                                newspapers and Vice President of Gannett Co.,
                                                Inc.; past Chairman, Independent Sector,
                                                Washington, D.C. (largest national coalition of
                                                philanthropic organizations); former Chairman of
                                                the American Council for the Arts; Director of
                                                the advisory board of Chase Manhattan Bank of
                                                Rochester, First Financial Fund, Inc., The High
                                                Yield Plus Fund, Inc. and The High Yield Income
                                                Fund, Inc.; Trustee of The Target Portfolio
                                                Trust.
Douglas H. McCorkindale (59)  Trustee         Vice Chairman (since March 1984) and President
                                                (since September 1997) of Gannett Co. Inc.
                                                (publishing and media), Director of Continental
                                                Airlines, Inc., Gannett Co., Inc., Frontier
                                                Corporation, First Financial Fund, Inc. and The
                                                High Yield Plus Fund, Inc.; Trustee of The Target
                                                Portfolio Trust.
Thomas T. Mooney (56)         Trustee         President of the Greater Rochester Metro Chamber of
                                                Commerce; former Rochester City Manager; Trustee
                                                of Center for Governmental Research, Inc.;
                                                Director of Blue Cross of Rochester, The Business
                                                Council of New York State, Executive Service
                                                Corps of Rochester, Monroe County Water
                                                Authority, Rochester Jobs, Inc., Monroe County
                                                Industrial Development Corporation, Northeast
                                                Midwest Institute and The High Yield Income Fund,
                                                Inc.; President, Director and Treasurer, First
                                                Financial Fund, Inc. and The High Yield Plus
                                                Fund, Inc.; Trustee of The Target Portfolio
                                                Trust.

                              POSITION WITH                  PRINCIPAL OCCUPATIONS
      NAME AND AGE(1)           THE TRUST                   DURING PAST FIVE YEARS
      ---------------         -------------                 ----------------------
*Brian M. Storms (44)         President       President of Prudential Mutual Funds, Annuities,
                              and Trustee       and Investment Management Services (September
                                                1996-Present); Managing Director, Fidelity
                                                Investments Institutional Services Company, Inc.
                                                (July 1991-September 1996); President, J. K.
                                                Schofield (October 1989-September 1991); Senior
                                                Vice President, INVEST Financial Corporation
                                                (September 1982-October 1989).
Grace C. Torres (39)          Treasurer and   First Vice President (since December 1996) of PIFM;
                              Principal         First Vice President (since March 1994) of
                              Financial and     Prudential Securities; formerly First Vice
                              Accounting        President (March 1994-September 1996) of
                              Officer           Prudential Mutual Fund Management, Inc. and Vice
                                                President (July 1989-March 1994) of Bankers Trust
                                                Corporation.
David F. Connor (34)          Secretary       Assistant General Counsel (since March 1998) of
                                                PIFM; Associate Attorney, Drinker Biddle & Reath
                                                LLP prior thereto.
Stephen M. Ungerman (45)      Assistant       Tax Director (since March 1996) of Prudential
                              Treasurer         Investments and the Private Asset Group of The
                                                Prudential Insurance Company of America
                                                (Prudential); formerly First Vice President
                                                (February 1993-September 1996) of Prudential
                                                Mutual Fund Management, Inc. and Senior Tax
                                                Manager (1981-January 1993) of Price Waterhouse
                                                LLP.

---------------

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PIFM.

(1) The addresses of the persons listed in the table above is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, unless otherwise noted.

     Trustees and officers of the Trust are also directors, trustees and officers of some or all of the other investment companies distributed by the Distributor.

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Mr. Dorsey is scheduled to retire on December 31, 1998.

     The Trust pays each of its Trustees who is not an affiliated person of the Manager or any Adviser annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee may be asked to serve.

     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of a Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

     As of October 1, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.

                              MANAGER AND ADVISERS

     The Manager of the Trust is Prudential Investments Fund Management LLC ("PIFM" or the "Manager"), Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that comprise the Prudential Mutual Funds. See "Management of the Trust" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds was the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated ("Prudential Securities") and Prudential. Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent"), a wholly-owned subsidiary of PIFM, serves as the transfer and dividend disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the "Management Agreement"), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Funds, including the purchase, retention, disposition and loan of securities and other assets. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Fund thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Fund to PIFM pursuant to the Management Agreement, expressed as a percentage of the Fund's average daily net assets:

                                                                  TOTAL
                         PORTFOLIO                            MANAGEMENT FEE
                         ---------                            --------------
Conservative Growth Fund....................................       .75%
Moderate Growth Fund........................................       .75%
High Growth Fund............................................       .75%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or any Adviser;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the "Advisory Agreements").

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or any Adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act of 1940, as amended, (the "non-interested Trustees") on August 26, 1998 and by PIFM, as sole shareholder of the Trust, on October 1, 1998.

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by a particular segment of a Fund in accordance with the Fund's stated investment objectives and policies, makes investment decisions for that Fund segment and places orders to purchase and sell securities on behalf of that Fund segment.

     The Advisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on August 26, 1998 and were approved by the sole shareholder of the Trust on October 1, 1998 for all of the Funds.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and the Trust operate under an exemptive order from the Commission which permits the Manager, subject to certain conditions, to enter into or amend Advisory Agreements without obtaining shareholder approval each time. On October 1, 1998 the sole shareholder of the Trust voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to replace Advisers or employ additional Advisers for the Funds, change the terms of the Funds' Advisory Agreements or enter into a new Advisory Agreement with an existing Adviser after events that cause an automatic termination of the old Advisory Agreement with that Adviser. Shareholders of a Fund continue to have the right to terminate an Advisory Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Adviser changes or other material amendments to Advisory Agreements that occur under these arrangements.

     The Manager pays the Advisers the fees set forth in the Prospectus for their services with respect to each Fund. The Advisers perform all administrative functions associated with serving as Adviser to a Fund. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser is responsible for managing the securities held by a particular Fund segment in accordance with the Fund's stated investment objective and policies, making investment decisions for that Fund segment, placing orders to purchase and sell securities on behalf of that Fund segment, and performing various administrative duties.

                                  DISTRIBUTOR

     Prudential Investment Management Services LLC ("PIMS" or the
"Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust.

     Pursuant to separate Distribution and Service Plans (the "Class A Plan", the "Class B Plan" and the "Class C Plan", collectively, the "Plans") adopted by the Trust under Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing each Portfolio's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement with the Trust, none of which are reimbursed by or paid for by the Trust. See "How the Trust is Managed -- Distributor" in the Prospectus.

     The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares of each Fund may be used to pay for personal service and the maintenance of shareholder accounts ("service fee") and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed
 .30 of 1% for Class A shares of the Fund. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of each of the Class B and Class C shares of each Fund may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to each of the Class B and Class C shares of each Fund ("asset-based sales charge").

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B and Class C shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus.

     The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Class A, Class B, or Class C Plan or in any agreement related to the Plans (the "Rule 12b-1 Trustees"), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Trust will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the existing Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on August 26, 1998.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of each Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of a Fund may not exceed .75 of 1%. The 6.25% limitation applies to each Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any.

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an "affiliated broker").

     The Funds do not normally incur any brokerage commission expenses on portfolio transactions involving fixed income securities. These securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Equity securities traded in the over-the-counter market and convertible bonds are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Fund will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Fund's order.

     In placing orders for securities for the Funds of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser may pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above when, in the Adviser's opinion, the higher commission is reasonable in relation to the value of research and investment services provided by such brokers, dealers or futures commission merchants viewed in terms of either that particular transaction or the Adviser's responsibilities with respect to its other investment accounts, provided that this practice is otherwise consistent with the objective of obtaining best price and execution. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing the Advisers' own research and facilities, services so received are in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such information.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliated brokers are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker for transactions effected by the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund may be purchased at a price equal to the next determined net asset value ("NAV") per share plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent-deferred sales charge. Class Z shares of each Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide -- How to Buy Shares of the Trust" in the Prospectus.

     Each class of a Fund represents an equal interest in the same investment portfolio and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account -- Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international securities exchange or market, and (d) are approved by the Manager.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Trust and the Distributor, Class A shares of each Fund are sold with a maximum front-end sales charge of 5%, Class C shares* of each Fund are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV of each Fund at October 5, 1998, the maximum offering price of the Funds' shares is as follows:

                                                             CONSERVATIVE   MODERATE    HIGH
                                                                GROWTH       GROWTH    GROWTH
                                                                 FUND         FUND      FUND
                                                             ------------   --------   ------
CLASS A
Net asset value and redemption price per Class A share.....     $10.00       $10.00    $10.00
Maximum sales charge (5% of offering price)................        .53          .53       .53
                                                                ------       ------    ------
Maximum offering price.....................................     $10.53       $10.53    $10.53
                                                                ======       ======    ======
CLASS B
Net asset value, redemption price and offering price per
  Class B share*...........................................     $10.00       $10.00    $10.00
                                                                ======       ======    ======
CLASS C
Net asset value and redemption price per Class C share*....     $10.00       $10.00    $10.00
Sales charge (1% of offering price)........................        .10          .10       .10
                                                                ------       ------    ------
Offering price.............................................     $10.10       $10.10    $10.10
                                                                ======       ======    ======
CLASS Z
Net asset value, offering price and redemption price per
  Class Z share............................................     $10.00       $10.00    $10.00
                                                                ======       ======    ======

---------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide -- How to Sell Your
  Shares -- Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide -- Alternative Purchase Plan" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a) an individual;

          (b) the individual's spouse, their children and their parents;

          (c) the individual's and spouse's Individual Retirement Account
     ("IRA");

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus of the Trust. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds ("Investment Letter of Intent"). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants ("Participant Letter of Intent").

     For purposes of the Investment Letter of Intent, all shares of the Funds and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans), may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Funds pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

     The contingent deferred sales charge ("CDSC") is waived under circumstances described in the Prospectus. See "Shareholder Guide -- How to Sell Your
Shares -- Waiver of Contingent Deferred Sales Charges" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

              CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
              ------------------                 -----------------------------------------------
Death                                            A copy of the shareholder's death certificate
                                                 or, in the case of a trust, a copy of the
                                                 grantor's death certificate, plus a copy of the
                                                 trust agreement identifying the grantor.
Disability -- An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in     award letter or a letter from a physician on
any substantial gainful activity by reason of    the physician's letterhead stating that the
any medically determinable physical or mental    shareholder (or, in the case of a trust, the
impairment which can be expected to result in    grantor) is permanently disabled. The letter
death or to be of long-continued and indefinite  must also indicate the date of disability.
duration.
Distribution from an IRA or 403(b) Custodial     A copy of the distribution form from the
  Account                                        custodial firm indicating (i) the date of birth
                                                 of the shareholder and (ii) that the
                                                 shareholder is over age 59 and is taking a
                                                 normal distribution -- signed by the
                                                 shareholder.
Distribution from Retirement Plan                A letter signed by the plan
                                                 administrator/trustee indicating the reason for
                                                 the distribution.
Excess Contributions                             A letter from the shareholder (for an IRA) or
                                                 the plan administrator/ trustee on company
                                                 letterhead indicating the amount of the excess
                                                 and whether or not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the relevant Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

     The Trust makes available to its shareholders the exchange privilege. This privilege allows shareholders to exchange their shares of each Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:
        Prudential California Municipal Fund
          (California Money Market Series)

        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New York Money Market Series)
          (New Jersey Money Market Series)

        Prudential MoneyMart Assets, Inc. (Class A shares)

        Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Trust may exchange their Class B and Class C shares of a Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

     CLASS Z. Class Z shares of a Fund may be exchanged for Class Z shares of other Prudential Mutual Funds.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

               PERIOD OF
          MONTHLY INVESTMENTS:            $100,000    $150,000    $200,000    $250,000
          --------------------            --------    --------    --------    --------
25 Years................................   $  110      $  165      $  220      $  275
20 Years................................      176         264         352         440
15 Years................................      296         444         592         740
10 Years................................      555         833       1,110       1,388
 5 Years................................    1,371       2,057       2,742       3,428

---------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Funds. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. See "Automatic Savings Accumulation Plan."

AUTOMATIC INVESTMENT PLAN ("AIP")

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Funds monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Portfolios. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account -- Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares of the same Fund are inadvisable because of the sales charges applicable to (i) the purchase of Class A and Class C shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account ("IRA") permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

       CONTRIBUTIONS         PERSONAL
        MADE OVER:           SAVINGS     IRA
       -------------         --------  --------
10 years                     $26,165    $31,291
15 years                      44,675     58,649
20 years                      68,109     98,846
25 years                      97,780    157,909
30 years                     135,346    244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Funds or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Funds may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Trust may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     Under the Investment Company Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Trustees the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Board of Trustees.

     Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the Adviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and the Adviser, including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the Adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     NAV is calculated separately for each class. The NAV of Class B and Class C shares of a Fund will generally be lower than the NAV of Class A shares of the same Fund as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of a Fund will generally be higher than the NAV of Class A, Class B or Class C shares of the same Fund because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

     Each Fund will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's securities holdings do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Trust's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL

     Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net capital gains of a Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held.

     Qualification as a regulated investment company requires, among other things, that (a) each Fund derive at least 90% of its gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including, but not limited to, gains from options, futures on such securities or foreign currencies; (b) each Fund diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) each Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Fund of the Trust. A 4% nondeductible excise tax will be imposed on a Fund of the Trust to the extent a Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Taxes, Dividends and Distributions" in the Prospectus.

ORIGINAL ISSUE DISCOUNT

     A Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts ("Section 1256 contracts"). At the end of each year, such investments held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

CURRENCY FLUCTUATIONS

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.

FOREIGN WITHHOLDING

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Fund.

BACKUP WITHHOLDING

     With limited exceptions, each Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may, from time to time, invest in Passive Foreign Investment Companies ("PFICs"). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized and unrealized by the Fund.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. The foregoing summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Fund. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where:    P    =   a hypothetical initial payment of $1,000.
          T    =   average annual total return.
          n    =   number of years.

          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:    P    =   a hypothetical initial payment of $1,000.

          ERV  =   ending redeemable value at the end of the 1, 5 or 10 year
                   periods (or fractional portion thereof) of a hypothetical
                   $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Comparative performance information may be used from time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

     Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of share-holder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS        PRUDENTIAL DIVERSIFIED FUNDS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of Prudential Diversified Conservative Growth Fund, Prudential Diversified Moderate Growth Fund and Prudential Diversified High Growth Fund (the three funds constituting Prudential Diversified Funds, collectively referred to hereafter as the "Trust") at September 2, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 8, 1998

--------------------------------------------------------------------------------

                                                            PRUDENTIAL DIVERSIFIED FUNDS
                                                            PRUDENTIAL DIVERSIFIED
STATEMENT OF ASSETS AND LIABILITIES                         CONSERVATIVE GROWTH FUND

--------------------------------------------------------------------------------

                                                                SEPTEMBER 2, 1998
                                                                -----------------
ASSETS

Cash........................................................        $ 30,000
Deferred offering costs.....................................          98,000
Receivable from manager.....................................           6,500
                                                                    --------
  Total assets..............................................         134,500
                                                                    --------
LIABILITIES
Offering costs payable......................................          98,000
Organizational expenses payable.............................           6,500
                                                                    --------
  Total liabilities.........................................         104,500
                                                                    --------
NET ASSETS
  Applicable to 3,000 shares of beneficial interest.........        $ 30,000
                                                                    ========
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share
     ($7,500 / 750 shares of beneficial interest issued and
     outstanding)...........................................          $10.00
  Maximum sales charge (5% of offering price)...............             .53
                                                                    --------
  Offering price to public..................................          $10.53
                                                                    ========
Class B:
  Net asset value, offering price and redemption price per
     Class B share ($7,500 / 750 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========
Class C:
  Net asset value and redemption price per Class C share
     ($7,500 / 750 shares of beneficial interest issued and
     outstanding)...........................................          $10.00
  Maximum sales charge (1% of offering price)...............             .10
                                                                    --------
  Offering price to public..................................          $10.10
                                                                    ========
Class Z:
  Net asset value, offering price and redemption price per
     Class Z share ($7,500 / 750 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                            PRUDENTIAL DIVERSIFIED FUNDS
                                                            PRUDENTIAL DIVERSIFIED
STATEMENT OF ASSETS AND LIABILITIES                         MODERATE GROWTH FUND

--------------------------------------------------------------------------------

                                                                SEPTEMBER 2, 1998
                                                                -----------------
ASSETS
Cash........................................................        $ 30,000
Deferred offering costs.....................................          98,000
Receivable from manager.....................................           6,500
                                                                    --------
  Total assets..............................................         134,500
                                                                    --------
LIABILITIES
Offering costs payable......................................          98,000
Organizational expenses payable.............................           6,500
                                                                    --------
  Total liabilities.........................................         104,500
                                                                    --------
NET ASSETS
  Applicable to 3,000 shares of beneficial interest.........        $ 30,000
                                                                    ========
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share
     ($7,500 / 750 shares of beneficial interest issued and
     outstanding)...........................................          $10.00
  Maximum sales charge (5% of offering price)...............             .53
                                                                    --------
  Offering price to public..................................          $10.53
                                                                    ========
Class B:
  Net asset value, offering price and redemption price per
     Class B share ($7,500 / 750 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========
Class C:
  Net asset value and redemption price per Class C share
     ($7,500 / 750 shares of beneficial interest issued and
     outstanding)...........................................          $10.00
  Maximum sales charge (1% of offering price)...............             .10
                                                                    --------
  Offering price to public..................................          $10.10
                                                                    ========
Class Z:
  Net asset value, offering price and redemption price per
     Class Z share ($7,500 / 750 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                            PRUDENTIAL DIVERSIFIED FUNDS
                                                            PRUDENTIAL DIVERSIFIED
STATEMENT OF ASSETS AND LIABILITIES                         HIGH GROWTH FUND

--------------------------------------------------------------------------------

                                                                SEPTEMBER 2, 1998
                                                                -----------------
ASSETS

Cash........................................................        $ 40,000
Deferred offering costs.....................................          98,000
Receivable from manager.....................................           6,500
                                                                    --------
  Total assets..............................................         144,500
                                                                    --------
LIABILITIES
Offering costs payable......................................          98,000
Organizational expenses payable.............................           6,500
                                                                    --------
  Total liabilities.........................................         104,500
                                                                    --------
NET ASSETS
  Applicable to 4,000 shares of beneficial interest.........        $ 40,000
                                                                    ========
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share
     ($10,000 / 1,000 shares of beneficial interest issued
     and outstanding).......................................          $10.00
  Maximum sales charge (5% of offering price)...............             .53
                                                                    --------
  Offering price to public..................................          $10.53
                                                                    ========
Class B:
  Net asset value, offering price and redemption price per
     Class B share ($10,000 / 1,000 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========
Class C:
  Net asset value and redemption price per Class C share
     ($10,000 / 1,000 shares of beneficial interest issued
     and outstanding).......................................          $10.00
  Maximum sales charge (1% of offering price)...............             .10
                                                                    --------
  Offering price to public..................................          $10.10
                                                                    ========
Class Z:
  Net asset value, offering price and redemption price per
     Class Z share ($10,000 / 1,000 shares of beneficial
     interest issued and outstanding).......................          $10.00
                                                                    ========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL DIVERSIFIED FUNDS

--------------------------------------------------------------------------------

NOTE 1.

Prudential Diversified Funds (the Trust), consisting of three funds: Prudential Diversified Conservative Growth Fund, Prudential Diversified Moderate Growth Fund and Prudential Diversified High Growth Fund, which was organized as a business trust in Delaware on July 29, 1998, is an open-end, diversified management investment company. The Trust had no significant operations other than the issuance of 750 shares each of Class A, Class B, Class C and Class Z shares for Prudential Diversified Conservative Growth Fund and Prudential Diversified Moderate Growth Fund, and 1,000 shares each of Class A, Class B, Class C, and Class Z of Prudential Diversified High Growth Fund of beneficial interest for $100,000 on September 2, 1998 to Prudential Investments Fund Management LLC (PIFM or Manager).

Certain costs incurred and to be incurred in connection with the initial offering of shares of the Trust, estimated at $294,000, will be deferred and amortized funds over the period of benefit, not to exceed 12 months from the date the funds commences operations. Estimated organizational expenses of the Fund in the amount of approximately $19,500 incurred prior to the offering of the Fund's shares will be reimbursed by the Manager.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Trust has entered into a management agreement with PIFM.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of each fund.

The Trust has entered into a distribution agreement with Prudential Investment Management Services LLC (the Distributor or PIMS) for distribution of the fund's shares.

Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Trust under Rule 12b-1 of the Investment Company Act of 1940, the Distributor incurs the expenses of distributing the fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Pursuant to the Class A Plan, each fund will compensate the Distributor for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to
 .25 of 1% of the average daily net asset value of the Class A shares for the fiscal period ended July 31, 1999.

Pursuant to the Class B and Class C Plans, each fund compensates the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of Class B and Class C shares.

The Distributor incurs the expense of distributing each fund's Class Z shares under a distribution agreement with the Trust, none of which is paid for or reimbursed by the Fund.

Prudential Mutual Fund Services LLC, a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent.

PIFM, PIMS and Prudential Securities are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                   APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1 -- The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

     Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

     Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

     Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart illustrates that large pension plans use the methods listed in the percentages indicated for the period December 1977 through December 1987.

                          HOW YOU ALLOCATE YOUR ASSETS
                         MAINLY DETERMINES YOUR RETURN

                   (BASED ON A STUDY OF LARGE PENSION PLANS)

                                   [PIE CHART]
SECURITY SELECTION/OTHER.........................   6.7%
ASSET ALLOCATION.................................  91.5%
MARKET TIMING....................................   1.8%

     Source: Financial Analysts Journal, May/June 1991: "Deteminants of Portfolio Performance II: An Update," by Gary Brinson, Brian Singer and Gilbert Beebower. Results are based on the 10-year performance records of 82 pension funds. The study updates and supports a similar study done in 1986. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any Fund.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

              (VALUE OF $1 INVESTED ON 12/31/25 THROUGH 12/31/97)

                                 [DOLLAR GRAPH]

Inflation       $9
T-Bills                  $14
Bonds                             $39
Common Stock                               $1,828
Small Stock                                           $5,520

     Source: "Stocks, Bonds, Bills, and Inflation 1998 Yearbook,(TM) " Ibbotson Associates, annually updates work by Roger Ibbotson and Rex Sinquefeld. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any Fund.

     Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term.

     SMALL STOCK returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. For 1981 through 1997, returns are those of the Dimensional Fund Advisors ("DFA") Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange ("NYSE"), plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     LONG-TERM GOVERNMENT BOND returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years.

     TREASURY BILL returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not.

     INFLATION is measured by the consumer price index ("CPI").

     The following chart shows the performance of a hypothetical investment in the following stock indices for the period indicated.

                  DIFFERENT TYPES OF STOCKS, DIFFERENT RETURNS

                        VALUE OF $1 INVESTED ON 12/31/69

                                  [BAR CHART]

                  $50      $40      $30      $20      $10      $0
Common Stocks                       30.44
Small Stocks               43.73
Foreign Stock                       28.37

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     SMALL STOCK performance for the beginning of the period through 1980 is based on the returns of stocks making up the 5th quintile of the New York Stock Exchange ("NYSE") and, for 1981-1997, is based on the returns of the DFA Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.

     FOREIGN STOCK returns are represented by the Morgan Stanley Capital International Europe Australia Far East ("EAFE") index, a common measure of foreign stock performance. It is a market-weighted index of 20 countries.

     Geometric Returns are through 1997. Generally, returns of foreign stocks are more volatile than those of common or small stocks.

     This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any Fund.

     Source:  Lipper Analytical Services.

     This chart shows the performance of a hypothetical investment in short-term U.S. Government securities adjusted for inflation for the period from January 1, 1997 through December 31, 1997.

                         TOO MANY SHORT-TERM SECURITIES
                               MAY NOT MAKE SENSE

INFLATION AND TAXES CAN ERODE YOUR INVESTMENT

Initial investment..........................................    $      10,000
Interest income: 5.26%......................................              526
Tax paid on interest (assumes 31% tax rate).................             -163
                                                                -------------
Net interest income.........................................              363
Adjust for 1.7% inflation...................................             -170
Net investment..............................................    $      10,193
                                                                -------------

                   THE INVESTOR'S NET RETURN WAS ONLY 1.93%!

     1997 Salomon Brothers 30-day T-bill return used for short-term interest rate. Federal tax rate of 31% and 1997 inflation rate ("CPI") were used. Short-term rates can fluctuate.

     Past performance is no guarantee of future results. This hypothetical example is provided for informational purposes only. It is not intended to represent any specific investment and is not indicative of past, present, or future performance of any Fund.

     Each bar shows the best
and worst annualized return for
the specified holding periods
through 1997. For example, the
best one-year return occurred
in 1933 and the worst 10-year
annualized return occurred from
1929-1938. The first holding
period started on 12/31/25 and
the first 20-year period ended
on 12/31/45.

     Common stock returns are
based on the S&P 500 Composite
Index, a market-weighted,
unmanaged index of 500 stocks
(currently) in a variety of
industries. It is often used as
a broad measure of stock market
performance.

     This chart is for
illustrative purposes only and
is not indicative of the past,
present, or future performance
of any Fund.

     Source:  "Stocks, Bonds,
Bills, and Inflation 1998
Yearbook,(TM)" Ibbotson
Associates, annually updates
work by Roger Ibbotson and Rex
Sinquefeld. Used with

permission.
                                            TIME REDUCES YOUR RISK
                                 BEST AND WORST ANNUALIZED RETURNS OF THE S&P
                                                  [BAR CHART]

     This graph represents the historical risk and return possibilities of hypothetical blends of investments in the described indices for the period indicated.

                          FOREIGN STOCKS CAN ADD VALUE

                              [RISK/RETURN CHART]

     Adding foreign stocks to a portfolio of U.S. stocks can increase the portfolio's return and, to an extent, reduce the volatility of its annualized returns. For example, note the higher return and lower risk of the 80/20 blend compared to the 100% U.S. stock portfolio. There is no guarantee that this relationship will hold in the future, however.

     This chart was constructed using the Morgan Stanley Capital International Europe Australia Far East ("EAFE") Index, a market-weighted index of 20 countries that is a common measure of foreign stock performance, and the arithmetic returns of the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. The S&P Composite 500 is often used as a broad measure of stock market performance. The chart covers the 25-year period ended 12/31/97. The chart is not meant to demonstrate the future performance of either type of stock and is for illustrative purposes only. Also, it is not indicative of the past, present, or future performance of any Fund.

                 APPENDIX III -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                      III-1

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.3 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Pension & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has over $1 billion in assets and serves nearly
1.5 million customers across 50 states.

---------------

1 PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management, LP as the subadviser to The International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for Presidential Diversified Funds and The Target Portfolio Trust.

2 As of December 31, 1996.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of December 31, 1997 Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the subadvisers in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Series Fund, Inc., a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

---------------

3 As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, approximately 29,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner ("CFP") program.

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps financial advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

5 Based on 669 funds in Lipper Analytical Services categories of Short U.S.
  Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

6 As of December 31, 1994.

7 As of December 31, 1997.

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.
                                      IV-3